                                                                  Exhibit 10.16a


                    AMENDMENT NO. 3 TO EMPLOYMENT AGREEMENT


           AMENDMENT NO. 3, dated as of August 1, 2001, among SELECTIVE INSURANCE GROUP, INC., a New Jersey corporation ("Selective"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, SELECTIVE INSURANCE COMPANY OF AMERICA, a New Jersey corporation ("SICA"), having an office at 40 Wantage Avenue, Branchville, New Jersey 07826, and GREGORY E. MURPHY, having an address at 8 Brandy Ridge Road, Sparta, New Jersey 07871 (the "Executive"), to Employment Agreement dated as of August 1, 1995, among Selective, SICA and the Executive, as heretofore amended by Amendment No. 1 thereto dated as of May 1, 1998, and as heretofore amended by Amendment No. 2 thereto dated as of May 5, 2000, (as so amended, the "Employment Agreement").


           WHEREAS, Selective, SICA and the Executive have executed and delivered the Employment Agreement, and Selective has guaranteed all of the obligations of SICA as the Employer under the Employment Agreement; and


                     WHEREAS, the parties hereto desire to further amend the Employment Agreement to extend the term thereof and to modify the Salary (as defined in Section 3 of the Employment Agreement) provided for therein.


           THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree as follows:


           1. The term of employment under the Employment Agreement is hereby extended for a period of three (3) years commencing August 1, 2001 (the "Renewal Term"), and all references in the Agreement to the term thereof or the Executive's term of employment thereunder shall include the Renewal Term.


           2. The Salary, as defined and provided for in Section 3 of the Employment Agreement, shall be paid to the Executive at a rate of not less than Five Hundred Fifty Thousand and 00/100 ($550,000.00) Dollars per year during the Renewal Term.


           3. Selective reaffirms that it guarantees to the Executive the full performance by SICA of all of its obligations under the Employment Agreement as amended herein.

           4. Except as amended herein, the Employment Agreement shall continue in full force and effect on and after the date hereof.



         IN WITNESS WHEREOF, this Amendment has been duly executed by the Executive and on behalf of Selective and SICA by their duly authorized officers as of the date and year first above written.


                                SELECTIVE INSURANCE GROUP, INC.


                                 By: /s/ Thornton R. Land
                                    -------------------------------------------
                                    Name:  Thornton R.Land
                                    Title: Executive Vice President and
                                           General Counsel


                                 SELECTIVE INSURANCE COMPANY
                                 OF AMERICA


                                 By: /s/ Thornton R. Land
                                    -------------------------------------------
                                    Name:  Thornton R. Land
                                    Title: Executive Vice President and
                                               General Counsel

                                     /s/ Gregory E. Murphy
                                    -------------------------------------------
                                    Executive



                                       25